UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

☑	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

RONCO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

RONCO CORPORATION
61 Moreland Road
Simi Valley, California 93065

Dear Shareholder:

We are writing to remind you that Ronco Corporation (the “Company”) will be holding its Annual Meeting of Shareholders on February 23, 2007 at 10:00 a.m. Pacific Time at the Company’s corporate headquarters located at 61 Moreland Road, Simi Valley, California 93065. We previously sent to our shareholders a Notice of Annual Meeting and a Proxy Statement dated January 22, 2007. We subsequently gave notice that our annual meeting of shareholders was postponed to February 23, 2007.

At the Annual Meeting, you will be asked to consider and vote on the election of four directors to our Board of Directors and the adoption of the Ronco Corporation 2007 Stock Incentive Plan. The Board of Directors, acting through its Executive Committee, has approved the election of the four nominees and the adoption of the 2007 Stock Incentive Plan. We urge you to promptly vote “FOR” each of these nominees and the 2007 Stock Incentive Plan specified in the Proxy Statement dated January 22, 2007.

The time remaining to vote is short and your vote is very important. Accordingly, whether or not you plan to attend the annual meeting, please sign, date and return the proxy card included in the materials we previously furnished to you, if you have not already done so or if you wish to change your vote. For your convenience, we have enclosed an additional proxy card. If you have already returned your proxy card, there is no need for you to do anything further at this time.

We urge you to give this matter your prompt attention.

Dated: February 12, 2007
/s/ Ronald C. Stone
Ronald C. Stone, Secretary

RONCO CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of RONCO CORPORATION, a Delaware corporation (the “Company”), hereby nominates, constitutes and appoints Thomas J. Lykos, Jr. and John S. Reiland, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of stockholders of the Company, to be held on February 13, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

The Board of Directors recommends a FOR vote on all proposals listed below.

Proposal 1. To elect the following four nominees as directors:

Thomas J. Lykos, Jr.
Harold D. Kahn
John S. Reiland
Paul Kabashima

_____ FOR NOMINEES LISTED (except as marked to the contrary below)
_____ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:
____________________________________________________________________________________________
The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.  To adopt the Ronco Corporation 2007 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated January 22, 2007, relating to the Annual Meeting.

Dated:___________________________, 2007

Signature:_____________________________

Signature:_____________________________
Signature(s) of Stockholder(s)
(See Instructions Below)

The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE